Murphy USA Inc. 1 Supplemental Presentation: Agreement to Acquire QuickChek December 2020

Murphy USA Inc. 2 Safe Harbor and Non-GAAP Disclosure Christian Pikul, CFA Vice President of Investor Relations and FP&A Christian.pikul@murphyusa.com This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, our ability to consummate our acquisition of QuickChek on the stated terms or at all; our ability to realize projected synergies from the acquisition of QuickChek and successfully expand our food and beverage offerings; our ability to finance the acquisition of QuickChek on acceptable terms; the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of these factors, see “Forward-Looking Statements” and “Risk Factors” in Murphy USA’s latest periodic reports on Forms 10-Q and 10-K filed with the SEC. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA Inc. for the years ended December 31, 2019, 2018, 2017, 2016, and 2015. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. This presentation contains non-GAAP financial measures. We have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation.

Murphy USA Inc. 3 Strategic Rationale • Murphy USA delivers a foundational element of its strategy with the acquisition of QuickChek – In its October 2020 capital allocation strategy update, MUSA stated it would consider targeted M&A to secure an at-scale food and beverage (F&B) capability to accelerate its capability building efforts in order to further enhance its attractive organic growth plan – MUSA recognized the challenges of both building such capabilities internally and successfully acquiring a target with truly industry leading performance • QuickChek fulfills our very high aspirations and positions MUSA well for the next chapter of growth – Secure one of the industry’s leading F&B C-store operators with a distinctive brand and customer value proposition as well as its own attractive growth pipeline – Transform MUSA’s existing organic growth plans in attractive markets while appropriately upgrading our existing F&B platforms across the network • This transformational and accretive transaction upholds our commitment to shareholders – Expected to create attractive run rate synergies from leveraging the best of both firms – Maintain future flexibility and sustain shareholder distributions • We are excited to join forces with an exceptional and highly engaged team at QuickChek who shares Murphy USA’s passion for delivering excellence every day to all our stakeholders

Murphy USA Inc. 4 Overview • Murphy USA Inc. to acquire QuickChek ̶ 157 locations across New Jersey and New York ̶ LTM October 2020E EBITDA of $47M Purchase Price • $645M in all-cash transaction • $625M net value adjusting for tax benefits valued at $20M Synergies • Expect $28M in synergies achieved in three years Transaction EBITDA Multiple • Expected net value, pre-synergy: 13.2x • Expected net value, post-synergy: 8.3x Closing • Expected in Q1 2021 EPS Accretion • Expected to be accretive to FY 2022E EPS (first calendar year of operations post-close) Financing • Expected to be financed through a combination of cash on hand, existing credit facilities and new debt • Pro forma total leverage of 2.2x excluding synergies Transaction Overview Note: See appendix for Adjusted EBITDA reconciliation.

QuickChek Overview

Company Overview

- Founded in 1967 as an extension of Durling Farms, a door-to-door milk and fresh dairy products delivery service that originally opened in 1888
- 157 well-positioned convenience stores in central and northern NJ and the NY metro area
- Widely recognized for its award-winning fresh food offerings and coffee program
- All new locations have fuel stations and offer an extensive display of freshly-made QuickChek grab-and-go food market items
- Owns 10% of real estate with an average store size of ~5,500 sq. ft.

Fuel vs. Non-Fuel Stores



Non-Fuel
43%
Total Stores:
157
Fuel
57%

Gross Profit Mix



Merchandise
66%
LTM
Gross Profit
Fuel
34%

Key Stats

$542M	272M	$47M
LTM Merchandise Sales	LTM Fuel Gallons Sold	LTM Adjusted EBITDA



QuickChek







Note: QuickChek figures LTM as of 10/30/20 (unaudited); See appendix for Adjusted EBITDA reconciliation

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Merchandise Programs

Food & Beverage Menu Offering



SUBS & SANDWICHES
MACS & SNACKS
ICED DRINKS
SALADS & WRAPS
BREAKFAST
FRESH TO GO
FOUNTAIN BEVERAGES
FROZEN DRINKS
SOUPS
FRESH BAKERY
FRESH FRIES
HOT DRINKS

Merchandise Gross Profit Per Store

$ in thousands



$1,396
$1,289
$674
$481
$475
$469
$282
QuickChek Fuel Stores
QuickChek
Casey's
NACS Average
MURPHY USA

Merchandise % of Total Gross Profit

60%	73%	74%	57%	52%	51%	37%

Commitment to Food Service

EMPHASIS ON FRESH AND PERSONALIZATION

- Made-to-order breakfast items
- Oven-toasted fresh QuickChek subs
- Personalized hot and cold beverages exactly as customers want
- Freshly prepared ready-to-go items, any time of day or night
- Food warmers installed in every store
- Testing new and seasonal products (recently launched new subs with 33% more meat)

QuickChek Merchandise Gross Profit Mix (FY'19)

Drinks + Foodservice =

52%

of Gross Profit



Tobacco
13%
BW&L
1%
Grocery
34%
Drinks
15%
37%
Foodservice

Note: Casey's, Couche-Tard and QuickChek LTM as of 111/19; Murphy USA and Speedway LTM as of 12/31/19. NACS average reflects annualized weighted average benchmark store, per month data per 2019 NACS State of the Industry. Couche-Tard represents U.S. figures.

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Innovation Drives Engagement

SELF-CHECKOUT



- First in the industry to introduce
- Self-checkout in 69 stores today
- Results in 35%+ greater throughput and effectively eliminating queue times

TOUCHSCREENS

- Implemented in 2006
- Improved order accuracy and engaged customers to upsize
- Can customize and track ingredients


Popcorn Chicken

MOBILE APP

- Mobile ordering available from 5AM to 10PM
- Offers Power Perks (e.g., free coffee) and exclusive coupons
- Provides real-time fuel data at all locations

CURBSIDE

- Recently launched in April 2020
- Orders can be placed through mobile app
- Drives higher average ticket amount versus typical mobile orders

DELIVERY

DOORDASH

- Recently launched in August 2020
- Fully integrated into kitchen monitoring systems for efficiency
- Onboarding Uber Eats and GrubHub soon

Demonstrated Customer Advocacy

What's a Good NPS Score? (Per Retently)

<0: Needs Improvement	0 – 30: Good	30 – 70: Great	>70: Excellent


58%
33%
32%
28%
26%
QuickChek
QSR[1]
Grocery / Supermarkets
C-Stores[1]
Drug Stores / Pharmacies

Industry Leading Food and Beverage Program

Food & Beverage Quality and Value Overall Satisfaction
5 = Very Satisfied, 1= Not At All


4.7
4.4
4.4
4.4
4.2
4.1
3.8
3.1
QuickChek
QSR#1
C-Store#1
QSR#3
QSR#2
Market
Others
C-Store#2

Food & Beverage Quality and Value Likely to Recommend
10 = Definitely, 1= Definitely Not


8.7
8.4
8.3
8.2
7.8
7.8
7.0
5.8
QuickChek
C-Store#1
QSR#3
QSR#1
QSR#2
Market
Others
C-Store#2

QuickChek | QSR/Coffee Peer | C-Store Peer | Market / Others

[1] L.E.K Consulting, "Evolving the Convenience Store"; September 2019.

Source: Market study conducted by third-party (StudyLogic) as of Q1'20. Reflects North and South Jersey operating area with a sample size of 22,901 panelists.

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Complementary Fuel Performance

Industry-Leading Fuel Volumes

Fuel Gallons per Store (in thousands)


3,548
2,979
1,965
1,710
1,365
1,070
771
QuickChek
MURPHY USA
NACS Average
Casey's
GPM

Fuel Supply Potential

Murphy USA's advanced supply capability can drive performance


Colonial Pipeline
Existing MUSA Bulk Supply Resources
Potential Bulk Supply Opportunity
PENNSYLVANIA
OHIO
WEST VIRGINIA
MARYLAND
Cleveland
Toledo
Akron
Columbus
Pittsburgh
Wheeling
Morgantown
Parkersburg
Mansfield
Hamilton
Erie
Binghamton
Scranton
Kingston
Allentown
Lebanon
York
Baltimore
Winchester
Harrisonburg
Charlottesville
Beckley
Roanoke
Asheville
Florence
Fayetteville
Jacksonville
New Bern
Wilmington
Atlantic City
Jackson
Detroit

Leverage Murphy Capabilities

- Take advantage of Murphy Retail Pricing Excellence initiative while leveraging common pricing platforms
- Integrate fuel supply and distribution procurement with common suppliers at greater scale
- Create opportunities around NY Harbor bulk supply market with proprietary supply and trading skills along with Colonial Pipeline and Wholesale channel positions

Note: Casey's, Couche-Tard and QuickChek LTM as of 11/1/19; Murphy USA and Speedway LTM as of 12/31/19. NACS average reflects annualized benchmark store, per month data per 2019 NACS State of the Industry. Couche-Tard represents U.S. figures. QuickChek represents fuel stores only.

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Murphy USA Inc. 9 Established Growth Food & Beverage Performance 29% 29% 29% 30% 30% 27% 53% 52% 52% 53% 52% 45% 2015 2016 2017 LTM2018 2019 % of Total Merchandise Sales % of Total Merchandise Gross Profit Store Growth 5 / (2) 8 / (4) 7 / (1) 8 / (3) 9 / (7) Stores Opened / (Closed) ¹ 1) 2015 values calculated using 2016-2019 actual Food & Beverage ramp Note: Compound growth measured between 2015 and 2019 and excludes any 2020 results Note: QuickChek LTM as of 10/30/20 (unaudited) 53 61 68 76 84 89 88 84 83 80 74 68 Current2016 158 2015 20182017 2019 141 145 151 156 157 +2.9% Fuel Non-Fuel Merchandise Sales $ in Millions $477 $540 $542 20162015 20192017 2018 LTM +3.1% 0.4% 185 298 272 2017 LTM2015 2016 20192018 +12.7% -8.7% Fuel Gallons In Millions Total Gross Profit $ in Millions 22% 19% 80% 20% 2015 78%81% 20182016 2017 $256 24% 76% 27% 73% 2019 33% 67% LTM $211 $221 $236 $281 $279+7.4% Fuel Merchandise

Murphy USA Inc. 10 Synergy Overview Synergy Type Direct Fuel Contribution • Retail Pricing Capabilities • S&D Contracting Scale Merchandise Margin • Tobacco Pricing Capabilities • Loyalty Program Incentives Operating Expense • Labor Modeling Practices • 3rd Party Contracting Scale Value Formula Impact Opportunity Areas Reverse $28M Expected 3-year Run Rate Other Fundamental Considerations Introduces brand extension / expansion options across portfolio De-risks and avoids costs of organic F&B capability- building investments Provides platform for accelerating enhanced organic growth Projected Synergies Merchandise Margin • NTI / R&R Platform Design • Portfolio Upgrade Corporate Costs • Enterprise Scale • Technology Integration

Enhances Murphy USA's Growth Profile

Historical and Future Store Plans

QuickChek



8
7
8
9
5
Up to 10
FY16
FY17
FY18
FY19
FY20
Planned Annual Additions

Murphy USA



67
45
26
17
25-27
Up to 50
FY16
FY17
FY18
FY19
FY20E
Planned Annual Additions

Note: QuickChek FYE ~10/31, Murphy USA FYE 12/31.

QuickChek Large Format Development Capabilities

- Established real estate team with proven ability to identify and develop profitable new stores in existing markets
- Multi-year pipeline of stores under contract with further opportunities identified
- Marketing and opening larger format stores
- Reverse synergies lead to increased returns for existing / enhanced new store prototypes for NTIs and Raze & Rebuilds

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Murphy USA Inc. 12 Financial Impact Transaction Summary EBITDA Bridge ($M) + Note: QuickChek estimated LTM Adj. EBITDA as of 10/30/20 and Murphy USA LTM Adj. EBITDA as of 9/30/20; See appendix for Adjusted EBITDA reconciliation (1) Reflects purchase price net of expected tax benefits of $20M. (2) Reflects expected year 3 run-rate synergies. Tax Benefits • Expect $20M of tax benefits Synergies • Expect to deliver run-rate synergies of approximately $28M by year three EPS Impact • Expected to be accretive to FY 2022E EPS (first calendar year of operations post-close) Financing • Expected to be financed through a combination of cash on hand, existing credit facilities and new debt • Pro forma total leverage of 2.2x excluding synergies Timeline • Anticipated to close in the first quarter of 2021, subject to customary closing conditions and regulatory approvals $699 $773 $47 $28 Murphy USA Adj. EBITDA QuickChek Adj. EBITDA Year 3 Synergies Pro Forma Murphy USA Pro Forma Transaction EBITDA Multiple (1) 13.4x 8.4x (5.0x) Net Transaction EBITDA Multiple Year 3 Synergies PF Net Transaction EBITDA Multiple (2) (4.9x) 2 3

Enhanced Value Creation

MUSA Value Creation Drivers	Strategy	Enhanced Levers
Organic Growth *	Build/Rebuild assets where we have a right to win	• Accelerate build-out of QuickChek locations • Optimize MUSA format and consolidated capital expenditures
[Fuel Contribution + Fuel Breakeven - Corporate Costs]	Increase productivity of existing stores through distinct capabilities	• Enhance existing QuickChek profitability through MUSA scale and strengths • Increase food and beverage contribution across existing MUSA network • Align on future capability investments including technology platforms
Shareholder Distributions	Execute updated capital allocation strategy with discipline	• Realize earnings accretion • Maintain balance sheet flexibility • Sustain shareholder distributions

EPS Growth

Transaction positions us for EPS growth with expected accretion

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Murphy USA Inc. 14 Appendix

Murphy USA Inc. 15 Non-GAAP adjusted EBITDA reconciliation (fn) The above amounts are estimated based on preliminary data for QuickChek’s fiscal year ended October 30, 2020, and are subject to change based on the finalization of the financial statements for such fiscal year. (fn) (Millions of dollars) Murphy USA QuickChek LTM as of 9/30/20 LTM as of 10/30/20 Net Income $ 373 $ 8 Income taxes 118 3 Interest expense, net of interest income 50 5 Depreciation and amortization 158 29 EBITDA $ 698 $ 45 Net settlement proceeds $ - $ - Accretion of asset retirement obligations 2 - (Gain) loss on sale of assets (1) - Loss on early debt extinguishment - - Other nonoperating (income) expense 0 2 Adjusted EBITDA $ 699 $ 47